Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

SCHEDULE A

As of May 1, 2016

Columbia Funds Series Trust

Series	Effective Date
Columbia AMT-Free California Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Georgia Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Maryland Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free North Carolina Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free South Carolina Intermediate Muni Bond Fund	September 1, 2015
Columbia AMT-Free Virginia Intermediate Muni Bond Fund	September 1, 2015
Columbia Short Term Municipal Bond Fund	September 1, 2015
Columbia Convertible Securities Fund	July 1, 2015
Columbia International Opportunities Fund	July 1, 2015
Columbia International Value Fund	July 1, 2015
Columbia Large Cap Enhanced Core Fund	July 1, 2015
Columbia Large Cap Growth Fund II	July 1, 2015
Columbia Large Cap Growth Fund III	July 1, 2015
Columbia Large Cap Growth Fund V	July 1, 2015
Columbia Large Cap Index Fund	July 1, 2015
Columbia Mid Cap Index Fund	July 1, 2015
Columbia Mid Cap Value Fund	July 1, 2015
Columbia Overseas Value Fund	July 1, 2015
Columbia Select International Equity Fund	July 1, 2015
Columbia Select Large Cap Equity Fund	July 1, 2015
Columbia Select Global Growth Fund	July 1, 2015
Columbia Short Term Bond Fund	August 1, 2015
Columbia Small Cap Index Fund	July 1, 2015
Columbia Small Cap Value Fund II	July 1, 2015

Columbia Funds Series Trust II

Series	Effective Date
Active Portfolios Multi-Manager Value Fund	October 1, 2015
Columbia Absolute Return Currency and Income Fund	March 1, 2016
Columbia AMT-Free Tax-Exempt Bond Fund	December 1, 2015
Columbia Asia Pacific ex-Japan Fund	March 1, 2016
Columbia Commodity Strategy Fund	October 1, 2015
Columbia Disciplined Core Fund	December 1, 2015
Columbia Disciplined Growth Fund	December 1, 2015
Columbia Disciplined Value Fund	December 1, 2015
Columbia Diversified Equity Income Fund	October 1, 2015
Columbia Dividend Opportunity Fund	October 1, 2015
Columbia Emerging Markets Bond Fund	March 1, 2016
Columbia European Equity Fund	March 1, 2016
Columbia Flexible Capital Income Fund	October 1, 2015
Columbia Floating Rate Fund	December 1, 2015
Columbia Global Equity Value Fund	July 1, 2015
Columbia Global Bond Fund	March 1, 2016
Columbia Global Infrastructure Fund	September 1, 2015

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Columbia Global Opportunities Fund	December 1, 2015
Columbia High Yield Bond Fund	October 1, 2015
Columbia Income Opportunities Fund	December 1, 2015
Columbia Inflation Protected Securities Fund	December 1, 2015
Columbia Large Cap Growth Fund IV	January 1, 2016
Columbia Limited Duration Credit Fund	December 1, 2015
Columbia Minnesota Tax-Exempt Fund	December 1, 2015
Columbia Money Market Fund	December 1, 2015
Columbia Mortgage Opportunities Fund	October 1, 2015
Columbia Multi-Advisor Small Cap Value Fund	October 1, 2015
Columbia Select Global Equity Fund	March 1, 2016
Columbia Select Large-Cap Value Fund	October 1, 2015
Columbia Select Smaller-Cap Value Fund	October 1, 2015
Columbia Seligman Communications and Information Fund	October 1, 2015
Columbia Seligman Global Technology Fund	March 1, 2016
Columbia Short-Term Cash Fund	December 1, 2015
Columbia Small/Mid Cap Value Fund	October 1, 2015
Columbia U.S. Government Mortgage Fund	October 1, 2015

Columbia Funds Variable Series Trust II

Series	Effective Date
Columbia Variable Portfolio – Balanced Fund	May 1, 2016
Columbia Variable Portfolio – Commodity Strategy Fund	May 1, 2016
Columbia Variable Portfolio – Core Equity Fund	May 1, 2016
Columbia Variable Portfolio – Disciplined Core Fund	May 1, 2016
Columbia Variable Portfolio – Dividend Opportunity Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Bond Fund	May 1, 2016
Columbia Variable Portfolio – Emerging Markets Fund	May 1, 2016
Columbia Variable Portfolio – Global Bond Fund	May 1, 2016
Columbia Variable Portfolio – Government Money Market Fund	May 1, 2016
Columbia Variable Portfolio – High Yield Bond Fund	May 1, 2016
Columbia Variable Portfolio – Income Opportunities Fund	May 1, 2016
Columbia Variable Portfolio – Intermediate Bond Fund	May 1, 2016
Columbia Variable Portfolio – Large Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Large Cap Index Fund	May 1, 2016
Columbia Variable Portfolio – Limited Duration Credit Fund	May 1, 2016
Columbia Variable Portfolio – Managed Volatility Moderate Growth Fund	May 1, 2016
Columbia Variable Portfolio – Mid Cap Growth Fund	May 1, 2016
Columbia Variable Portfolio – Mid Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Select International Equity Fund	May 1, 2016
Columbia Variable Portfolio – Select Large-Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Select Smaller-Cap Value Fund	May 1, 2016
Columbia Variable Portfolio – Seligman Global Technology Fund	May 1, 2016
Columbia Variable Portfolio – U.S. Equities Fund	May 1, 2016
Columbia Variable Portfolio – U.S. Government Mortgage Fund	May 1, 2016
Variable Portfolio – Aggressive Portfolio	May 1, 2016
Variable Portfolio – American Century Diversified Bond Fund	May 1, 2016
Variable Portfolio – BlackRock Global Inflation-Protected Securities Fund	May 1, 2016
Variable Portfolio – Columbia Wanger International Equities Fund	May 1, 2016
Variable Portfolio – Conservative Portfolio	May 1, 2016
Variable Portfolio – DFA International Value Fund	May 1, 2016

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Variable Portfolio – Eaton Vance Floating-Rate Income Fund	May 1, 2016
Variable Portfolio – J.P. Morgan Core Bond Fund	May 1, 2016
Variable Portfolio – Jennison Mid Cap Growth Fund	May 1, 2016
Variable Portfolio – Loomis Sayles Growth Fund	May 1, 2016
Variable Portfolio – MFS® Blended Research® Core Equity Fund	May 1, 2016
Variable Portfolio – MFS® Value Fund	May 1, 2016
Variable Portfolio – Moderate Portfolio	May 1, 2016
Variable Portfolio – Moderately Aggressive Portfolio	May 1, 2016
Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016
Variable Portfolio – Morgan Stanley Advantage Fund	May 1, 2016
Variable Portfolio – Morgan Stanley Global Real Estate Fund*	May 1, 2016
Variable Portfolio – NFJ Dividend Value Fund	May 1, 2016
Variable Portfolio – Nuveen Winslow Large Cap Growth Fund	May 1, 2016
Variable Portfolio – Oppenheimer International Growth Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Growth Fund	May 1, 2016
Variable Portfolio – Partners Small Cap Value Fund	May 1, 2016
Variable Portfolio – Pyramis International Equity Fund	May 1, 2016
Variable Portfolio – TCW Core Plus Fund	May 1, 2016
Variable Portfolio – Victory Sycamore Established Value Fund	May 1, 2016
Variable Portfolio – Wells Fargo Short Duration Government Fund	May 1, 2016

*	Effective June 1, 2016, Variable Portfolio – CenterSquare Real Estate Fund

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

SCHEDULE B

Fee Schedule

As of May 1, 2016

For the following funds, the asset charge for each calendar day of each year shall be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Active Portfolios Multi-Manager Value Fund Columbia Dividend Opportunity Fund Columbia Diversified Equity Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500	0.720% 0.670% 0.620%
Columbia Global Equity Value Fund	July 1, 2015	>$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.570% 0.550% 0.530% 0.520%
Columbia Variable Portfolio (VP) – Balanced Fund Columbia Variable Portfolio – Dividend Opportunity Fund	May 1, 2016

Columbia Absolute Return Currency and Income Fund	March 1, 2016

$0 - $500

> $500 - $1,000

> $1,000 - $2,000

> $2,000 - $3,000

> $3,000 - $6,000

> $6,000 - $7,500

> $7,500 - $9,000

> $9,000 - $10,000

> $10,000 - $12,000

> $12,000 - $15,000

> $15,000 - $20,000

> $20,000 - $24,000

> $24,000 - $50,000

> $50,000

0.970% 0.965% 0.935% 0.910% 0.875% 0.850% 0.835% 0.830% 0.820% 0.810% 0.800% 0.790% 0.770% 0.750%

Columbia AMT-Free Tax-Exempt Bond Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $24,000 >$24,000 - $50,000 >$50,000	0.480% 0.475% 0.445% 0.420% 0.385% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.290%

Columbia AMT-Free California Intermediate Muni Bond Fund

Columbia AMT-Free Georgia Intermediate Muni Bond Fund

Columbia AMT-Free Maryland Intermediate Muni Bond Fund

Columbia AMT-Free North Carolina Intermediate Muni Bond Fund

Columbia AMT-Free South Carolina Intermediate Muni Bond Fund

Columbia AMT-Free Virginia Intermediate Muni Bond Fund

	September 1, 2015	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000	0.470% 0.465% 0.415% 0.380% 0.350% 0.330%
Columbia Minnesota Tax-Exempt Fund	December 1, 2015	>$6,000 -$12,000 >$12,000	0.320% 0.310%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Asia Pacific ex-Japan Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000	0.880% 0.855% 0.825% 0.800% 0.770% 0.720% 0.700% 0.680% 0.670% 0.660% 0.650% 0.620%

Columbia Commodity Strategy Fund*	October 1, 2015	$0 - $500	0.630% 0.580% 0.550% 0.520% 0.500% 0.490%
Columbia VP – Commodity Strategy Fund*	May 1, 2016	>$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000

Columbia Convertible Securities Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500	0.820% 0.770% 0.720% 0.670%

Columbia VP – Core Equity Fund	May 1, 2016	All	0.40%

Columbia Disciplined Core Fund Columbia Disciplined Growth Fund Columbia Disciplined Value Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750% 0.700% 0.650% 0.600% 0.580% 0.560% 0.550%

Columbia Emerging Markets Bond Fund	March 1, 2016	$0 - $500	0.600% 0.590% 0.575% 0.555% 0.530% 0.505% 0.490% 0.481% 0.469% 0.459% 0.449% 0.433% 0.414% 0.393%
Columbia VP – Emerging Markets Bond Fund	May 1, 2016

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia European Equity Fund	March 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $1,500	0.880% 0.855% 0.825% 0.800% 0.770% 0.720% 0.700% 0.680% 0.670% 0.660% 0.650% 0.620%
Columbia VP – Select International Equity Fund	May 1, 2016	>$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000

Columbia Flexible Capital Income Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000	0.650% 0.630% 0.610% 0.570% 0.540%

Columbia Floating Rate Fund Columbia Income Opportunities Fund	December 1, 2015	$0 - $250 >$250 - $500	0.660% 0.645% 0.635% 0.625% 0.610% 0.600% 0.565% 0.540% 0.525% 0.500% 0.485% 0.475% 0.465% 0.440% 0.425% 0.400%
Columbia High Yield Bond Fund	October 1, 2015	>$500 - $750 >$750 - $1,000
Columbia VP – High Yield Bond Fund Columbia VP – Income Opportunities Fund	May 1, 2016

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

Columbia Global Bond Fund	March 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000	0.650% 0.645% 0.595% 0.590% 0.575% 0.570% 0.560% 0.540% 0.530% 0.520%
Columbia VP – Global Bond Fund	May 1, 2016	>$6,000 - $7,500 >$7,500 - $12,000 >$12,000 - $20,000 >$20,000 - $50,000 >$50,000

Columbia Global Infrastructure Fund	September 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.710% 0.705% 0.650% 0.600% 0.590% 0.540% 0.530%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Global Opportunities Fund	December 1, 2015	Category 1 Assets invested in underlying funds (including ETFs) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.00%

Category 2

Assets invested in securities (other than underlying mutual funds (including ETFs) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, derivatives and individual securities.

		$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Columbia Inflation Protected Securities Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000	0.510% 0.505% 0.475% 0.450% 0.415% 0.390% 0.375% 0.370% 0.360% 0.350% 0.340% 0.330% 0.310% 0.290%
VP - BlackRock Global Inflation-Protected Securities Fund	May 1, 2016	>$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000

Columbia Limited Duration Credit Fund	December 1, 2015

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

0.430% 0.425% 0.415% 0.410% 0.395% 0.380% 0.365% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.280%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia International Opportunities Fund Columbia International Value Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%

Columbia Large Cap Enhanced Core Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.750% 0.700% 0.650% 0.600% 0.580% 0.560% 0.550%

Columbia Large Cap Growth Fund II Columbia Large Cap Growth Fund III Columbia Large Cap Growth Fund V	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%
Columbia Large Cap Growth Fund IV (formerly Columbia Marsico Flexible Capital Fund)	January 1, 2016
Columbia VP – Large Cap Growth Fund VP - MFS® Blended Research® Core Equity Fund	May 1, 2016

Columbia Large Cap Index Fund(1) Columbia Mid Cap Index Fund Columbia Small Cap Index Fund(1)	July 1, 2015	ALL	0.20%
Columbia VP – Large Cap Index Fund	May 1, 2016

Columbia Mid Cap Value Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $12,000 >$12,000	0.820% 0.770% 0.720% 0.670% 0.660% 0.650%
Columbia Small/Mid Cap Value Fund	October 1, 2015
Columbia VP – Mid Cap Growth Fund Columbia VP – Mid Cap Value Fund	May 1, 2016

Columbia Money Market Fund	December 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500	0.390% 0.385% 0.363% 0.345% 0.328% 0.310% 0.300% 0.280% 0.260% 0.255% 0.230% 0.220% 0.210% 0.200% 0.190% 0.180%
Columbia VP – Government Money Market Fund	May 1, 2016

>$1,500 - $2,000

>$2,000 - $2,500

>$2,500 - $3,000

>$3,000 - $5,000

>$5,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Mortgage Opportunities Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000	0.650% 0.645% 0.630% 0.620% 0.595% 0.580% 0.565% 0.555% 0.545% 0.535%

Columbia Multi-Advisor Small Cap Value Fund	October 1, 2015	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	1.050% 1.025% 0.995% 0.970% 0.940% 0.930% 0.920%

Columbia Overseas Value Fund Columbia Select Global Growth Fund Columbia Select International Equity Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000	0.870% 0.820% 0.770% 0.720% 0.700% 0.680% 0.670%
VP - DFA International Value Fund	May 1, 2016	>$3,000 - $6,000 >$6,000 - $12,000 >$12,000

Columbia Select Global Equity Fund	March 1, 2016	$0 - $250 $250 - $500 $500 - $750 $750 - $1,000 $1,000 - $1,500 $1,500 - $3,000 $3,000 - $6,000 $6,000 - $12,000 $12,000 - $20,000 $20,000 - $24,000 $24,000 - $50,000 >$50,000	0.880% 0.855% 0.825% 0.800% 0.770% 0.720% 0.700% 0.680% 0.670% 0.660% 0.650% 0.620%

Columbia Select Large Cap Equity Fund	July 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.720% 0.670% 0.620% 0.600% 0.580% 0.570%

Columbia Select Large-Cap Value Fund	October 1, 2015	$0 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $6,000 >$6,000 - $12,000 >$12,000	0.770% 0.715% 0.615% 0.600% 0.580% 0.570%
Columbia VP – Disciplined Core Fund Columbia VP – Select Large-Cap Value Fund	May 1, 2016

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia Select Smaller-Cap Value Fund	October 1, 2015	$0 - $500	0.870% 0.820% 0.770% 0.760% 0.750%
Columbia Small Cap Value Fund II	July 1, 2015	>$500 - $1,000
Columbia VP – Select Smaller-Cap Value Fund Columbia VP – U.S. Equities Fund	May 1, 2016	>$1,000 - $3,000 >$3,000 - $12,000 >$12,000

Columbia Seligman Communications and Information Fund	October 1, 2015	$0 - $500	0.915% 0.910% 0.905% 0.865% 0.815% 0.765% 0.755%
Columbia Seligman Global Technology Fund	March 1, 2016	>$500 - $1,000 >$1,000 - $3,000 >$3,000 - $4,000 >$4,000 - $6,000 >$6,000 - $12,000 >$12,000

Columbia Short Term Bond Fund	August 1, 2015	$0 - $500 >$500 - $1,000	0.430% 0.425% 0.415% 0.410% 0.395% 0.380% 0.365% 0.360% 0.350% 0.340% 0.330% 0.320% 0.300% 0.280%
Columbia Short Term Municipal Bond Fund	September 1, 2015	>$1,000 - $2,000 >$2,000 - $3,000
Columbia VP – U.S. Government Mortgage Fund	May 1, 2016	>$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $10,000 >$10,000 - $12,000 >$12,000 - $15,000 >$15,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000

Columbia Short-Term Cash Fund	December 1, 2015	All	0.00%

Columbia U.S. Government Mortgage Fund	October 1, 2015	$0 - $500 >$500 - $1,000	0.500% 0.495% 0.480% 0.460% 0.450% 0.430% 0.415% 0.410% 0.390% 0.380% 0.360% 0.340%
Columbia VP – Intermediate Bond Fund	May 1, 2016	>$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $6,000 >$6,000 - $7,500 >$7,500 - $9,000 >$9,000 - $12,000 >$12,000 - $20,000 >$20,000 - $24,000 >$24,000 - $50,000 >$50,000

Columbia VP – Emerging Markets Fund	May 1, 2016

$0 - $250

>$250 - $500

>$500 - $750

>$750 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $7,500

>$7,500 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

>$24,000 - $50,000

>$50,000

1.180% 1.160% 1.135% 1.115% 1.090% 1.070% 1.060% 1.045% 1.030% 1.020% 1.010% 0.985% 0.970% 0.950%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
Columbia VP – Limited Duration Credit Fund	May 1, 2016

$0 - $500

>$500 - $1,000

>$1,000 - $2,000

>$2,000 - $3,000

>$3,000 - $6,000

>$6,000 - $7,500

>$7,500 - $9,000

>$9,000 - $10,000

>$10,000 - $12,000

>$12,000 - $15,000

>$15,000 - $20,000

>$20,000 - $24,000

$24,000 - $50,000

>$50,000

0.480% 0.475% 0.465% 0.460% 0.445% 0.430% 0.415% 0.410% 0.400% 0.390% 0.380% 0.370% 0.350% 0.330%

Columbia VP – Managed Volatility Moderate Growth Fund Variable Portfolio – Aggressive Portfolio Variable Portfolio – Conservative Portfolio Variable Portfolio – Moderate Portfolio Variable Portfolio – Moderately Aggressive Portfolio Variable Portfolio – Moderately Conservative Portfolio	May 1, 2016	Category 1 Assets invested in affiliated underlying funds (including ETFs and closed-end funds) that pay a management fee (or advisory fee, as applicable) to the Investment Manager	0.02%

Category 2

Assets invested in securities (other than affiliated underlying funds (including ETFs and closed end funds) that pay a management fee to the Investment Manager), including other funds advised by the Investment Manager that do not pay a management fee, third party funds, derivatives and individual securities

$0 - $500

>$500 - $1,000

>$1,000 - $1,500

>$1,500 - $3,000

>$3,000 - $6,000

>$6,000 - $12,000

>$12,000

0.720% 0.670% 0.620% 0.570% 0.550% 0.530% 0.520%

Columbia VP – Seligman Global Technology Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $4,000 >$4,000-$12,000 >$12,000	1.030% 1.025% 1.020% 0.980% 0.970% 0.930% 0.920%

VP – American Century Diversified Bond Fund VP - JP Morgan Core Bond Fund VP - TCW Core Plus Fund VP - Wells Fargo Short Duration Government Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.550% 0.545% 0.510% 0.460% 0.425% 0.415%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
VP – Morgan Stanley Global Real Estate Fund (effective June 1, 2016, VP – CenterSquare Real Estate Fund)	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $3,000 >$3,000	0.750% 0.745% 0.720% 0.670% 0.660%

VP - Columbia Wanger International Equities Fund	May 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	1.030% 0.980% 0.925% 0.820% 0.780% 0.770%

VP - Oppenheimer International Growth Fund VP - Pyramis International Equity Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.930% 0.925% 0.870% 0.770% 0.760% 0.750%

VP - Eaton Vance Floating Rate Income Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.700% 0.695% 0.640% 0.590% 0.580% 0.570%

VP - Jennison Mid Cap Growth Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.810% 0.805% 0.750% 0.700% 0.690% 0.680%

VP - Loomis Sayles Growth Fund VP – MFS® Value Fund VP – NFJ Dividend Value Fund VP – Nuveen Winslow Large Cap Growth Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.710% 0.705% 0.650% 0.550% 0.540% 0.530%

VP – Morgan Stanley Advantage Fund	May 1, 2016	$0 - $500 >$500 - $1,000 >$1,000 - $1,500 >$1,500 - $2,000 >$2,000 - $3,000 >$3,000 - $12,000 >$12,000	0.710% 0.705% 0.650% 0.600% 0.550% 0.540% 0.530%

VP – Partners Small Cap Growth Fund	May 1, 2016	$0 - $250 >$250 - $500 >$500 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	0.980% 0.930% 0.875% 0.870% 0.860% 0.850%

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

Fund	Schedule B Effective Date	Net Assets (millions)	Annual rate at each asset level “Asset Charge”
VP – Partners Small Cap Value Fund	May 1, 2016	$0 - $250 >$250 - $500 >$500 - $750 >$750 - $1,000 >$1,000 - $3,000 >$3,000 - $12,000 >$12,000	1.050% 1.025% 0.995% 0.970% 0.940% 0.930% 0.920%

VP - Victory Sycamore Established Value Fund	May 1, 2016	$0 - $500 $500 - $1,000 $1,000 - $2,000 $2,000 - $3,000 $3,000 - $6,000 $6,000 - $12,000 >$12,000	0.840% 0.810% 0.780% 0.755% 0.720% 0.690% 0.680%

*	When calculating asset levels for purposes of determining fee breakpoints, asset levels are based on net assets of the Fund, including assets invested in any wholly-owned subsidiary advised by the Investment Manager (“Subsidiaries”). Fees payable by the Fund under this agreement shall be reduced by any management fees paid to the Investment Manager by any Subsidiaries under separate management agreements with the Subsidiaries.
(1)	The Investment Manager has agreed to pay all operating expenses of the Fund with the exception of brokerage fees and commissions, taxes, interest, fees and expenses of Trustees who are not officers, directors or employees of the Investment Manager or its affiliates, distribution (12b-1) and/or shareholder servicing fees, and any extraordinary non-recurring expenses that may arise, including but not limited to, litigation expenses.

The computation shall be made for each calendar day on the basis of net assets as of the close of the preceding day. In the case of the suspension of the computation of net asset value, the fee for each calendar day during such suspension shall be computed as of the close of business on the last full day on which the net assets were computed. Net assets as of the close of a full day shall include all transactions in shares of the Fund recorded on the books of the Fund for that day.

Schedules A and B – Management Agreement – CFST, CFST II and CFVST II

IN WITNESS THEREOF, the parties hereto have executed the foregoing Schedule A and Schedule B as of April 25, 2016.

COLUMBIA FUNDS SERIES TRUST
COLUMBIA FUNDS SERIES TRUST II COLUMBIA FUNDS VARIABLE SERIES TRUST II

By:	/s/ Christopher O. Petersen
Name:	Christopher O. Petersen
Title:	President

COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC

By:	/s/ Amy K. Johnson
Name:	Amy K. Johnson
Title:	Managing Director and Chief Operating Officer